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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                     ------------------------------------

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 May 22, 2001
                                 ------------
                                Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


        1-4448                                             36-0781620
------------------------                       ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                      60015
---------------------------------------                    --------
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000



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Item 5.  Other Events.

Baxter International Inc. ("Baxter") issued the attached press releases in connection with its private offering of approximately $800 million of convertible debentures. Baxter received the proceeds from the offering on May 21, 2001 in accordance with customary settlement date procedures.


Item 7. Exhibits

Exhibit No.  Exhibit
99.1         Press Release, dated May 15, 2001

99.2         Press Release, dated May 16, 2001

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    ------------------------
                                           (Registrant)



                                       By: /s/ Jan Stern Reed
                                           ------------------
                                       Jan Stern Reed
                                       Corporate Secretary



Date:  May 22, 2001

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Exhibit Index

Exhibit No.   Description

99.1 Press Release, dated May 15, 2001

99.2 Press Release, dated May 16, 2001

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